UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 11, 2010

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On February 11, 2010, DPL Inc. (the “Company”) issued a press release announcing its earnings for fiscal year 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01          Regulation FD Disclosure.

On February 12, 2010, at 9:00 A.M. Eastern Time, the Company is scheduled to hold a webcast conference call to review 2009 year-end financial results, discuss recent Company events and review its earnings guidance and other projections for 2010. A copy of the presentation slides to be used during the webcast conference call on February 12, 2010, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits.

99.1            Press Release of DPL Inc., dated February 11, 2010.

99.2            Presentation slides to be used during webcast conference call on February 12, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 11, 2010
/s/ Douglas Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General
Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of DPL Inc., dated February 11, 2010.	E

99.2	Presentation slides to be used during webcast conference call on February 12, 2010.	E